DELAWARE VIP TRUST

Delaware VIP International Value Equity Series

Supplement to the Series'
Statement of Additional Information
dated April 30, 2006

On May 1, 2006, Todd A. Bassion joined the portfolio management team with responsibility for making the day-to-day investment decisions for Delaware VIP International Value Equity Series.

The following information supplements the section entitled "Officers and Trustees" in the Series' Statement of Additional Information.

The following is additional information regarding investment professionals affiliated with the Trust:
Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) for the Past 5 Years
Todd A. Bassion 2005 Market Street Philadelphia, PA 19103 March 18, 1977	Vice President and Portfolio Manager	Less than one year.

Prior to becoming a portfolio manager on January 25, 2006, Mr. Bassion was a Senior Research Analyst at Delaware Investments
(June 2005 - Present)

Arborway Capital - Senior Research Analyst
(January 2005 - June 2005)

Thomas Weisel Asset Management - Senior Analyst
(2002 - 2005)

ValueQuest - Research Associate (2000 - 2002)

The following information supplements the section entitled "Appendix B - Portfolio Managers" in the Series' Statement of Additional Information.

Mr. Bassion is responsible for the following accounts. The assets listed below are as of May 1, 2006:
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Todd A. Bassion
Registered Investment Companies	3	$1.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$370.6 million	0	$0

This Supplement is dated December 13, 2006.